Exhibit 99.(a)(7)

Form of Personal Statement

Crocs, Inc.	PERSONAL SUMMARY
	AS OF 4/2/2009	Page:	1
		File:	Persnl
		Date:	mm/dd/yyy
	Report Type: Options	Time:
ID is equal to

		Grant	Grant
Name	ID	Number	Date	Plan/Type	Shares	Price	Exercised	Vested	Cancelled	Unvested	Outstanding	Exercisable

TOTALS